Item 1: Report to Shareholders

Emerging Markets Stock Fund	October 31, 2007

The views and opinions in this report were current as of October 31, 2007. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Emerging markets stocks posted exceptional gains for the year ended October 31, 2007, powered by improving economic fundamentals and strong demand for commodities. While the housing slump and credit crunch harmed U.S. and developed markets, emerging markets have shown considerable resilience. We are seeing an economic decoupling, with emerging countries exporting less to the U.S. than ever before and increasing exports to each other.

HIGHLIGHTS

• Strong growth, rising commodity prices, and improving economic fundamentals fueled emerging markets, which continued to post exceptional gains.

• The Emerging Markets Stock Fund outpaced its benchmarks for the 6- and 12-month periods due to strong stock selection and overweights in key markets.

• We are beginning to witness a decoupling between developed and emerging markets, both economically and in the investment arena.

• Although we remain optimistic about emerging markets, stocks in developing regions have experienced extraordinary gains in the past several years and are unlikely to match their previous returns.

The 6- and 12-month periods have seen steady gains for emerging markets investors, and the momentum picked up in the last six months. Your fund outperformed the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Average, as shown in the accompanying table. For the year, the fund returned 70.42%, with 43.37% coming in the past six months of the reporting period. Over the past 12 months, the fund’s best absolute and relative contributor was the information technology sector. Consumer discretionary and telecommunication services stocks weighed on relative results.

While we are pleased with the fund’s results, it is important to remember that returns of this magnitude are unusual. Even though fundamentals remain solid for this asset class and we remain positive about the prospects for emerging markets, we want to remind shareholders that it is unlikely that returns will maintain the same brisk pace. Emerging market investments can be volatile and are appropriate for only a portion of an investor’s portfolio.

China: The Largest Emerging Market

China has had an increasingly significant impact on the global economy, and its importance is likely to continue to grow. Thanks to its strong performance, China is now the world's largest emerging market, surpassing South Korea. In fact, including Chinese companies listed in Hong Kong, China's market value is now bigger than Japan's.

Demand for natural resources is surging in developing markets including Brazil, Russia, India, and China, but China's torrid pace far exceeds the others. According to a recent CLSA study, China accounted for more than 61% of the growth in steel consumption for the past 10 years and about half the consumption growth for copper and aluminum in that period. The demand for many natural resources goes hand in hand with a country's economic growth and the desire to improve its standard of living.

"China's rapid economic expansion is fueling infrastructure investment," says Chris Alderson, portfolio manager of the Emerging Markets Stock Fund. "There has been a massive expansion of airports, highways, water services, railroads, and electric transmission capacity." China's economy, as measured by gross domestic product (GDP), has expanded at a double-digit clip for the past four years (see table) and is forecast to maintain that pace this year and next.

China's GDP Growth

Annual Percentage Change

16%
12
8
4
0
8.4
8.3
9.1
10.0
10.1
10.4
11.1
11.5
10.0
2000
2001
2002
2003
2004
2005
2006
2007*
2008*

*Estimates as of October 2007
Source: International Monetary Fund

"We have a positive growth outlook for China over the medium term, based on the country's urbanization plan that should positively impact approximately 400 million Chinese people over the coming decade," says T. Rowe Price International Portfolio Manager Mark Edwards. "Each province is replicating the formula that worked well on the coast: adding tax breaks to lure direct foreign investment; heavy spending on infrastructure; and revitalization of the real estate to provide modern commercial space." China continues to gain market share in global manufacturing and is increasingly producing higher-value products.

"China will continue to grow as a competitive force in the global marketplace," says Bob Smith, lead portfolio manager of the International Stock Fund. "The country's demand for commodities should benefit natural resources stocks, companies that provide services to the energy and materials sectors, and companies that sell products to China." Frances Dydasco, portfolio manager of the New Asia Fund, adds, "We continue to find attractive investment opportunities in China due to the number of new listings [several initial public offerings] and improving market breadth. China's growth is spurring markets across the entire Asia region and should increasingly benefit importers and exporters around the globe."

MARKET AND PORTFOLIO REVIEW

While the United States and other developed markets suffered the fallout of the housing slump and credit woes, the contagion has not spread to emerging markets. Within the MSCI Emerging Markets Index, all of the major markets ended in positive territory for the year ended October 31, 2007, as strong growth and liquidity fueled above-average gains. Asian and Latin American markets were the standouts for both the 6- and 12-month periods. Several countries in the benchmark experienced weakness in the first six months of the year, though each of them recovered. Among the countries where we have significant allocations, China and Brazil were top performers for both periods. India, South Korea, and South Africa also did well.

Even markets that lagged the indexes, including Taiwan, Mexico, Russia, and Peru posted double-digit gains for the year. Rising commodity prices are fueling economic strength in many cases. In addition, emerging market economies are experiencing sustained growth due to strong economic fundamentals and pent-up demand.

Far East
Asian markets overall outperformed the MSCI Emerging Markets Index for the 6- and 12-month periods. Each of the countries posted positive returns, and most were double-digit gainers. China, our largest country allocation in the portfolio at 17.6%, added nearly 100% in the last six months, despite a 9% one-day plunge at the end of February. China’s economy continued to grow at a robust pace and showed little weakness during the period. Liquidity was strong. China remains a significant driver of global growth, and while the central bank has made attempts to cool growth, the country shows no immediate signs of a major slowdown. South Korea—now the second-largest market in the region index behind China—posted solid gains, though it underperformed the index for the 6- and 12-month periods. As an export-based economy, it remains susceptible to slowing economic growth. Taiwan, though up a solid 39.51% on the year, also lagged the index, due to economic and political factors. We are seeing a weakening in the technology cycle, and Taiwan is a major technology exporter. Tensions between Taiwan and China have also put pressure on Taiwan’s market performance.

Regionally, China was the fund’s largest absolute and relative contributor for the six-month period. Ping An Insurance, which we added to the portfolio in 2006, was a key contributor to gains during the 12-month period. It benefited from the rapidly developing insurance sector. Anhui Conch Cement, one of the country’s two largest cement makers, saw its fortunes rise as a result of consolidation and the construction boom. In Taiwan we avoided the export names that are sensitive to a U.S. slowdown and weaker dollar. Food retailer Uni-President Enterprises, which has large-scale operations in consumer-rich China, added value, as did Mediatek, Taiwan’s largest chip designer and an integral player in China’s third-generation telecommunications market. It is gaining market share in all areas, including phone handsets, DVDs, TVs, and other electronics equipment.

Stock selection in South Korea was strong. KCC, the building materials company, was a top absolute contributor. We took advantage of the weaker export market and sold Samsung Electronics and Hyundai Motor. We added LG. The holding company’s subsidiaries in chemicals, electronics, and telecoms are performing well.

Although we remain underweight in Asia, we added to our positions. We were particularly active in China, going from an underweight to an overweight during 2007. And although we have been trimming our exposure, we remained overweight at the end of our reporting period. While China’s market has gained substantially over the last 12 months—indeed, the last several years—we believe the economic fundamentals in the country strongly favor continued growth. This explains our interest in materials stocks, such as Anhui Conch Cement, financials, insurance industry companies, and real estate companies, such as Shanghai Forte Land and Shimao Property. All are benefiting from accelerating urbanization and a stronger consumer.

We also increased our allocation in India. As in China, it is growing strongly and seeing wealth increasingly filter down to the consumer. The infrastructure growth in which the local governments are spending heavily is benefiting such enterprises as GMR Infrastructure. Increased consumer spending favors discretionary stocks, such as Bajaj Auto, and real estate companies, such as DLF. DLF was the fund’s largest purchase over the last six months.

Europe, Middle East, and Africa
The Europe, Middle East, and Africa (EMEA) region underperformed the emerging markets index over the last six and 12 months. Turkey, the Czech Republic, and Morocco were the region’s best performers, while Russia, Jordan, and Israel were the weakest countries.

In Turkey, earlier political uncertainty led us to reduce our positions, most notably in banks such as Turkiye Garanti Bankasi. However, in July, the political climate brightened. The ruling Justice and Development Party won elections, and investors were relieved that Prime Minister Recep Tayyip Erdogan affirmed his commitment to secularism and economic reforms. We added back to our holdings as the underlying economic growth story remains strong.

Russia lagged the index, and we moved from an underweight to an overweight to take advantage of economic conditions. Russia’s economy is strong. Its unemployment rate is falling and incomes are rising. This favors consumer stocks like hypermarket X5 Retail, and banks, such as Sberbank. We have also built a large position in real estate company Pik because of the strong consumer environment and pent-up demand for housing. The last year has seen a number of initial public offerings in the real estate sector. We remain underweight in energy but favor oil service companies that should benefit from increasing levels of spending on oil exploration.

Egypt now represents the portfolio’s largest country overweight. We are bullish on prospects in the Middle East because economic growth is strong, and the region benefits from high oil prices. Within Egypt, we continue to hold shares in Orascom Construction, which is benefiting from the massive building and infrastructure boom. In the reporting period, we added EFG Hermes. The private bank and wealth management broker should benefit from the country’s growing wealth. It was a strong contributor. Elsewhere in the Middle East, we have moved into Qatar and now hold Commercial Bank of Qatar, another solid contributor. We also moved into the United Arab Emirates and bought the real estate company Emaar Properties.

We trimmed our holdings in South Africa due to concerns over the political environment and economic weakness stemming from a large current account deficit. We have cut our exposure to consumer discretionary names. Elsewhere in Africa, we made our first foray into the Nigerian market, as the economy is strong and opening up. Our new position is in the United Bank for Africa.

Kazakhstan weighed on results. The country’s strong economy and wealth generated by its commodities did not insulate it from missteps in the financial sector. Our position in Halyk Savings Bank suffered during this summer’s credit crunch.

Latin America
The Latin America region outperformed the MSCI Emerging Markets Index and remained the portfolio’s largest overweight compared with the index. Brazil rose sharply from high commodity and oil prices. Brazil’s president, Lula da Silva, has proven to be more probusiness than many political analysts had expected. The economy is experiencing strong growth, falling interest rates, and controlled inflation. The Brazilian real also appreciated 23% relative to the dollar during the last six months, further aiding returns. We trimmed several positions for large gains as the markets surged. In particular, we lowered our stake in oil producer Petroleo Brasileiro, a top portfolio performer, as costs are increasing and production growth is slowing. Mining giant Companhia Vale Do Rio Doce was the fund’s largest absolute contributor.

Mexico, too, has benefited from a proreform government and strong economic growth. The country represents our largest overweight in the region. However, its close ties to the U.S. economy and a domestic slowdown have hurt stock holdings. We retain positions in America Movil, the portfolio’s second-largest absolute contributor, as well as Grupo Financiero Banorte, which benefited from the economy’s strength and increased demand for financial products.

In Chile we initiated a small position in Banco Santander Chile. The Chilean economy is growing strongly and the banking market is not heavily penetrated. In Peru, the top regional performer in the last year, we added Southern Copper because we are optimistic about copper prices.

OUTLOOK

Emerging markets have shown resilience in the midst of gyrations in the developed world due to the credit crunch. Fundamentals remain strong, and we believe that emerging markets are better placed than in the past to withstand any significant slowdown in global growth. In fact, we are witnessing a decoupling between the emerging and developed world, with emerging countries exporting less to the United States than before. In financial terms we are seeing a more balanced flow of money across capital markets.

However, global growth will continue to be key in the near term. The U.S. housing slump and softening consumer spending could impact export-heavy Asia. China continues to grow at a robust pace, and it is becoming more significant to global growth. That may make the Chinese economy more susceptible to world economic forces.

We believe that long-term growth in emerging markets will be driven by increasing individual wealth and, consequently, consumer spending. With GDP growth generally high and interest rates low in many emerging countries, sectors and industries that are sensitive to improving consumption represent good investment opportunities. Consequently we favor areas such as consumer discretionary and staples; financials; and even infrastructure, such as transportation and construction. This approach should benefit the fund if there is any meaningful downturn in the global economy.

Risk appetite remains fragile and those markets with high current account deficits (Hungary, South Africa, Turkey, and India) could suffer as refinancing becomes more expensive.

Respectfully submitted,

Christopher D. Alderson
Lead portfolio manager, Emerging Markets Stock Fund

November 19, 2007

The lead portfolio manager has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Lipper averages: The averages of available mutual fund performance returns for specified time periods in defined categories as tracked by Lipper Inc.

MSCI Emerging Markets Index: A capitalization-weighted index of stocks from 26 emerging market countries that only includes securities that may be traded by foreign investors.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Financial Highlights For a share outstanding throughout each period

	Year Ended 10/31/07‡	10/31/06‡	10/31/05‡	10/31/04	10/31/03
NET ASSET VALUE					
Beginning of period	$ 30.07	$ 23.81	$ 17.00	$ 14.30	$ 9.87
Investment activities					
Net investment income	0.41	0.24	0.26	0.14	0.09
Net realized and unrealized gain	19.94	7.24	6.76	2.64	4.36
Total from investment activities	20.35	7.48	7.02	2.78	4.45
Distributions					
Net investment income	(0.24)	(0.18)	(0.04)	(0.09)	(0.02)
Net realized gain	(1.20)	(1.05)	(0.18)	–	–
Total distributions	(1.44)	(1.23)	(0.22)	(0.09)	(0.02)
Redemption fees added to paid-in capital	0.01	0.01	0.01	0.01	–
NET ASSET VALUE					
End of period	**$ 48.99**	**$ 30.07**	**$ 23.81**	**$ 17.00**	**$ 14.30**

Ratios/Supplemental Data					
Total return^	70.42%	32.47%	41.75%	19.61%	45.16%
Ratio of total expenses to average net assets	1.20%	1.25%	1.27%	1.33%	1.43%
Ratio of net investment income to average net assets	1.13%	0.87%	1.23%	1.08%	1.12%
Portfolio turnover rate	43.5%	49.4%	53.3%	70.0%	65.6%
Net assets, end of period (in millions)	$ 4,833	$ 2,276	$ 1,295	$ 608	$ 345

‡ Per share amounts calculated using average shares outstanding method.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments †

(Cost and value in $000s)

	Shares	Value
ARGENTINA 0.6%		
Common Stocks 0.6%		
Tenaris, ADR (USD)	554,900	29,854
Total Argentina (Cost $5,615)		29,854
BAHRAIN 0.4%		
Common Stocks 0.4%		
Gulf Finance House, GDR (USD) (1)	199,450	5,206
Gulf Finance House, GDR (USD) (1)(2)	493,600	12,079
Total Bahrain (Cost $17,191)		17,285
BRAZIL 13.0%		
Common Stocks 9.4%		
Banco do Brasil	1,182,100	21,379
BOVESPA Holding (1)	340,100	6,387
Companhia Vale do Rio Doce, ADR (1 ADR represents 1 common share) (USD)	2,652,600	99,950
Companhia Vale do Rio Doce, ADR (1 ADR represents 1 preference 'A' share) (USD)	2,202,800	69,542
Gol Linhas Aereas Intel, ADR (USD) (3)	568,700	15,571
Natura Cosmeticos	807,900	9,710
Perdiago	1,250,864	33,732
Petroleo Brasileiro, ADR (1 ADR represents 1 common share) (USD)	871,800	83,370
Petroleo Brasileiro, ADR (1 ADR represents 1 preference share) (USD)	1,089,100	90,602
Weg	1,561,000	23,722
		453,965
Preferred Stocks 3.6%		
Banco Bradesco	1,740,378	59,533
Banco Itau Holding Financeira	3,420,480	97,635

Tam	629,700	18,593
		175,761
Total Brazil (Cost $212,408)		629,726

CHILE 0.3%

Common Stocks 0.3%

Banco Santander Chile, ADR (USD)	288,600	15,293
Total Chile (Cost $13,521)		15,293

CHINA 17.6%

Common Stocks 17.6%

Agile Property (HKD)	7,802,000	19,007
Anhui Conch Cement (HKD)	7,748,000	78,212
Beijing Enterprises (HKD) (3)	10,863,000	67,977
China Construction Bank (HKD) (3)	21,616,000	24,591
China Insurance International (HKD) (1)	15,855,000	52,807
China Merchant Bank, H Shares (HKD)	8,098,000	42,288
China Mobile (HKD)	3,418,500	71,896
China National Building (HKD)	6,740,000	29,845
China Petroleum and Chemical (HKD) (3)	18,768,000	28,550
China Shenhua Energy (HKD) (3)	4,574,500	30,097
Dongfeng Motor (HKD)	11,144,000	10,260
Focus Media Holding, ADR (USD) (1)(3)	620,200	38,452
Gome Electrical Appliances (HKD)	14,476,000	33,125
Guangzhou R&F Properties, Series H (HKD) (3)	5,248,000	27,668
Huaneng Power International, H Shares (HKD) (3)	8,952,000	10,734
Industrial and Commercial Bank of China, H Shares (HKD)	66,814,000	63,661
Luen Thai Holdings (HKD)	22,512,000	3,066
PetroChina (HKD)	19,194,000	49,804
Ping An Insurance (HKD) (3)	4,733,500	66,162
Shanghai Forte Land (HKD) (3)	22,930,000	17,911

HONG KONG 2.6%

Common Stocks 2.6%

Foxconn International Holdings (1)(3)	15,817,000	43,849
Franshion Properties (1)	35,344,000	28,350
Kingboard Chemical Holdings	4,829,300	31,884
Shangri-La Asia	5,932,000	18,947
Total Hong Kong (Cost $92,179)		123,030

INDIA 9.6%

Common Stocks 9.6%

Bajaj Auto	487,630	30,932
BF Utilities (1)	322,793	21,564
Container Corporation of India	399,544	20,187
Dish TV India (1)	1,027,756	1,588
DLF Limited	3,791,308	91,746
Financial Technologies	171,131	11,366
GMR Infrastructure (1)	6,784,454	31,094
Housing Development Finance	905,921	64,115
Maruti Suzuki India	761,243	21,082
Reliance Industries	564,417	40,079
Sun TV Network	2,771,981	23,440
Suzlon Energy	682,743	34,240
Suzlon Energy, Class A	736,600	36,864
United Spirits Limited	430,895	21,813
Videocon Industries	894,876	8,420
Zee Entertainment Enterprises	804,337	6,804
Total India (Cost $296,944)		465,334

KAZAKHSTAN 1.1%

Common Stocks 1.1%

Halyk Savings Bank, GDR, Regulation S Shares (USD) (3)	1,903,600	35,335

PERU 0.5%

Common Stocks 0.5%

Southern Copper (USD) (3)	180,200	25,174
Total Peru (Cost $11,870)		25,174

QATAR 1.3%

Common Stocks 1.3%

Commercial Bank of Qatar	1,412,000	63,997
Total Qatar (Cost $47,568)		63,997

RUSSIA 9.9%

Common Stocks 9.9%

CTC Media (USD) (1)(3)	916,000	22,982
Integra Group Holdings, GDR (USD) (1)	787,500	12,636
MMC Norilsk Nickel (USD)	193,900	57,247
Mobile Telesystems, ADR (USD) (1)	235,700	19,563
Novatek OAO (USD)	2,522,332	13,873
Novatek OAO, GDR (USD) (2)	117,600	6,773
OAO Gazprom, ADR, Regulation S Shares (USD)	725,800	36,274
Open Investments (USD) (1)	74,811	20,648
PIK Group, GDR, Regulation S Shares (USD) (1)	1,925,400	52,572
RBC Information Systems (USD) (1)	2,028,454	18,560
Sberbank (USD)	18,688,310	80,892
Seventh Continent (USD)	863,400	22,664
Sistema Hals, GDR, Regulation S Shares (USD) (1)(3)	1,194,342	11,659
TMK OAO (USD)	1,092,600	12,292
TMK OAO, GDR, Regulation S Shares (USD) (3)	316,900	14,160
Uralkali, GDR (USD) (1)	1,276,600	32,043
X5 Retail Group, GDR, Regulation S Shares (USD) (1)(3)	1,164,827	42,083
Total Russia (Cost $363,138)		476,921

UNITED ARAB EMIRATES 0.6%		
Common Stocks 0.6%		
Emaar Properties	8,489,400	29,824
Total United Arab Emirates (Cost $28,692)		29,824
SHORT-TERM INVESTMENTS 3.4%		
Money Market Funds 3.4%		
T. Rowe Price Reserve Investment Fund, 5.19% (4)(5)	165,368,487	165,368
Total Short-Term Investments (Cost $165,368)		165,368
SECURITIES LENDING COLLATERAL 6.5%		
Money Market Pooled Account 6.5%		
Investment in money market pooled account managed by JPMorgan Chase Bank, London, 5.110% (4)	314,347,832	314,348
Total Securities Lending Collateral (Cost $314,348)		314,348
Total Investments in Securities		
106.8% of Net Assets (Cost $3,058,499)		**$ 5,163,136**

† Denominated in the currency of the country of incorporation unless otherwise noted.
(1) Non-income producing
(2) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers -- total value of such securities at period end amounts to $18,852 and represents 0.4% of net assets.
(3) All or a portion of this security is on loan at October 31, 2007 -- total value of such securities at period-end amounts to $306,652. See Note 2.
(4) Seven-day yield
(5) Affiliated Companies
ADR American Depository Receipts
GBP British Pound
GDR Global Depository Receipts
HKD Hong Kong Dollar
USD U.S. Dollar

The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

($000s except shares and per share amounts)

Assets	
Investments in securities, at value (cost $3,058,499)	$ 5,163,136
Receivable for shares sold	20,707
Receivable for investment securities sold	14,333
Dividends and interest receivable	5,279
Cash	2,306
Foreign currency (cost $2,157)	2,157
Other assets	32,420
Total assets	5,240,338
Liabilities	
Obligation to return securities lending collateral	314,348
Payable for investment securities purchased	53,550
Investment management fees payable	3,974
Payable for shares redeemed	3,460
Due to affiliates	177
Other liabilities	32,197
Total liabilities	407,706
NET ASSETS	**$ 4,832,632**
Net Assets Consist of:	
Undistributed net investment income	$ 30,982
Accumulated undistributed net realized gain	298,555
Net unrealized gain	2,104,683
Paid-in capital applicable to 98,635,230 shares of $0.01 par value capital stock outstanding; 2,500,000,000 shares of the Corporation authorized	2,398,412
NET ASSETS	**$ 4,832,632**
NET ASSET VALUE PER SHARE	**$ 48.99**

The accompanying notes are an integral part of these financial statements.

Statement of Operations

($000s)

	Year Ended 10/31/07
Investment Income (Loss)	
Income	
Dividend (net of foreign taxes of $4,668)	$ 70,277
Securities lending	3,240
Interest (net of foreign taxes of $15)	155
Total income	73,672
Expenses	
Investment management	33,350
Shareholder servicing	3,023
Custody and accounting	890
Prospectus and shareholder reports	281
Legal and audit	85
Registration	67
Directors	17
Miscellaneous	238
Total expenses	37,951
Expenses paid indirectly	(3)
Net expenses	37,948
Net investment income	35,724
Realized and Unrealized Gain (Loss)	
Net realized gain (loss)	
Securities (net of foreign taxes of $1,027)	327,913
Foreign currency transactions	(1,469)
Net realized gain	326,444
Change in net unrealized gain (loss)	
Securities	1,466,436
Other assets and liabilities denominated in foreign currencies	24
Change in net unrealized gain	1,466,460
Net realized and unrealized gain	1,792,904
INCREASE IN NET ASSETS FROM OPERATIONS	$ 1,828,628

The accompanying notes are an integral part of these financial statements.

Statement of Changes in Net Assets

($000s)

	Year Ended 10/31/07	10/31/06
Increase (Decrease) in Net Assets		
Operations		
Net investment income	$ 35,724	$ 17,005
Net realized gain	326,444	109,220
Change in net unrealized gain	1,466,460	323,787
Increase in net assets from operations	1,828,628	450,012
Distributions to shareholders		
Net investment income	(18,408)	(10,493)
Net realized gain	(92,038)	(61,043)
Decrease in net assets from distributions	(110,446)	(71,536)
Capital share transactions*		
Shares sold	1,577,721	1,200,525
Distributions reinvested	98,828	65,658
Shares redeemed	(839,117)	(664,042)
Redemption fees received	960	870
Increase in net assets from capital share transactions	838,392	603,011
Net Assets		
Increase during period	2,556,574	981,487
Beginning of period	2,276,058	1,294,571
End of period	$ 4,832,632	$ 2,276,058
Undistributed net investment income	30,982	14,693
*Share information		
Shares sold	43,185	43,313
Distributions reinvested	3,158	2,610
Shares redeemed	(23,390)	(24,618)
Increase in shares outstanding	22,953	21,305

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The Emerging Markets Stock Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund commenced operations on March 31, 1995. The fund seeks long-term growth of capital through investments primarily in the common stocks of companies located (or with primary operations) in emerging markets.

The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Valuation The fund values its investments and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business. Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

Most foreign markets close before the close of trading on the NYSE. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, which in turn will affect the fund’s share price, the fund will adjust the previous closing prices to reflect the fair value of the securities as of the close of the NYSE, as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. In deciding whether to make fair value adjustments, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The fund uses outside pricing services to provide it with closing market prices and information used for adjusting those prices. The fund cannot predict when and how often it will use closing prices and when it will adjust those prices to reflect fair value. As a means of evaluating its fair value process, the fund routinely compares closing market prices, the next day’s opening prices in the same markets, and adjusted prices.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits, which are reflected as expenses paid indirectly.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

New Accounting Pronouncements In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), Accounting for Uncertainty in Income Taxes, a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. No impact on the fund’s net assets or results of operations is expected upon adoption of FIN 48 on November 1, 2007.

In September 2006, the FASB released the Statement of Financial Accounting Standard No. 157 (FAS 157), Fair Value Measurements. FAS 157 clarifies the definition of fair value and establishes the framework for measuring fair value, as well as proper disclosure of this methodology in the financial statements. It will be effective for the fund’s fiscal year beginning November 1, 2008. Management is evaluating the effects of FAS 157; however, it is not expected to have a material impact on the fund’s net assets or results of operations.

NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At October 31, 2007, approximately 94% of the fund’s net assets were invested in securities of companies located in emerging markets or denominated in or linked to the currencies of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Although certain of these securities may be readily sold, for example, under Rule 144A, others may be illiquid, their sale may involve substantial delays and additional costs, and prompt sale at an acceptable price may be difficult.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested in a money market pooled account managed by the fund’s lending agent in accordance with investment guidelines approved by fund management. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities, as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. At October 31, 2007, the value of loaned securities was $306,652,000; aggregate collateral consisted of $314,348,000 in the money market pooled account and U.S. government securities valued at $3,084,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $2,011,425,000 and $1,355,428,000, respectively, for the year ended October 31, 2007.

NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Distributions during the year ended October 31, 2007, were characterized as follows for tax purposes:

At October 31, 2007, the tax-basis components of net assets were as follows:

For the year ended October 31, 2007, the fund recorded the following permanent reclassifications to reflect tax character. Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the character of foreign capital gain taxes. Results of operations and net assets were not affected by these reclassifications.

At October 31, 2007, the cost of investments for federal income tax purposes was $3,058,856,000.

NOTE 4 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. Similarly, a tax on net profits, including interest income and realized and unrealized capital gains, is imposed by certain other countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income.

Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At October 31, 2007, the fund had no deferred tax liability attributable to foreign securities, and $3,483,000 of foreign capital loss carryforwards that expire in 2016.

NOTE 5 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.75% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At October 31, 2007, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended October 31, 2007, expenses incurred pursuant to these service agreements were $122,000 for Price Associates, $1,367,000 for T. Rowe Price Services, Inc., and $432,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the year ended October 31, 2007, the fund was allocated $188,000 of Spectrum Funds’ expenses and $0 of Retirement Funds’ expenses. Of these amounts, $119,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $2,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At October 31, 2007, approximately 3% of the outstanding shares of the fund were held by the Spectrum Funds and less than 1% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates, and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of October 31, 2007, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 114,591 shares of the fund, representing less than 1% of the fund’s net assets.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors T. Rowe Price International Funds, Inc. and Shareholders of T. Rowe Price Emerging Markets Stock Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Emerging Markets Stock Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the “Fund”) at October 31, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2007, by correspondence with the custodian and by agreement to the underlying ownership records for T. Rowe Price Reserve Investment Fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
December 12, 2007

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/07

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

• $29,894,000 from short-term capital gains,

• $89,985,000 from long-term capital gains, subject to the 15% rate gains category

For taxable non-corporate shareholders, $45,758,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $123,000 of the fund’s income qualifies for the dividends-received deduction.

The fund will pass through foreign source income of $54,426,000 and foreign taxes paid of $5,534,000.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

ABOUT THE FUND'S DIRECTORS AND OFFICERS

Your fund is governed by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of Board members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and T. Rowe Price International, Inc. (T. Rowe Price International); “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-225-5132.

Independent Directors

Name
(Year of Birth)	Principal Occupation(s) During Past 5 Years and Directorships of
Year Elected *	Other Public Companies

Jeremiah E. Casey	Director, National Life Insurance (2001 to 2005); Director, The Rouse
(1940)	Company, real estate developers (1990 to 2004); Director, Allfirst
2006	Financial Inc. (previously First Maryland Bancorp) (1983 to 2002)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004 to pres-
(1945)	ent); Director, Vornado Real Estate Investment Trust (3/04 to present);
1991	Member, Advisory Board, Deutsche Bank North America (2004 to pres-
ent); Director, Chairman of the Board, and Chief Executive Officer, The
Rouse Company, real estate developers (1997 to 2004)

Donald W. Dick, Jr.	Principal, EuroCapital Advisors, LLC, an acquisition and management
(1943)	advisory firm; Chairman, The Haven Group, a custom manufacturer of
1988	modular homes (1/04 to present)

David K. Fagin	Chairman and President, Nye Corporation (6/88 to present); Chairman,
(1938)	Canyon Resources Corp. (8/07 to present); Director, Golden Star
2001	Resources Ltd. (5/92 to present); Director, Pacific Rim Mining Corp.
(2/02 to present)

Karen N. Horn	Director, Federal National Mortgage Association (9/06 to present);
(1943)	Managing Director and President, Global Private Client Services,
2003	Marsh Inc. (1999 to 2003); Director, Georgia Pacific (5/04 to 12/05),
Eli Lilly and Company, and Simon Property Group

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2006

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate invest-
(1946)	ment company; Partner, Blackstone Real Estate Advisors, L.P.
2001

* Each independent director oversees 121 T. Rowe Price portfolios and serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected *
[Number of T. Rowe Price	Principal Occupation(s) During Past 5 Years and Directorships of
Portfolios Overseen]	Other Public Companies

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the Board,
(1956)	Director, and Vice President, T. Rowe Price Group, Inc.; Chairman of the
2006	Board, Director, and President, T. Rowe Price Investment Services,
[121]	Inc.; Chairman of the Board and Director, T. Rowe Price Global Asset
Management Limited, T. Rowe Price Global Investment Services
Limited, T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price
Savings Bank, and T. Rowe Price Services, Inc.; Director, T. Rowe Price
International, Inc.; Chief Executive Officer, Chairman of the Board,
Director, and President, T. Rowe Price Trust Company; Chairman of the
Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[68]	Trust Company

* Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Title and Fund(s) Served	Principal Occupation(s)

Christopher D. Alderson (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

M. Kamran Baig (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.; formerly Head
of European Research and Senior Portfolio
Manager/Research Analyst, Goldman Sachs
Asset Management (to 2004)

P. Robert Bartolo, CPA (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

R. Scott Berg (1972)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Mark C.J. Bickford-Smith (1962)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Brian J. Brennan, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Joseph A. Carrier, CPA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer, International Funds	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Trust Company

Michael J. Conelius, CFA (1964)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Ann B. Cranmer, FCIS (1947)	Vice President, T. Rowe Price Group, Inc., and
Assistant Vice President, International Funds	T. Rowe Price International, Inc.; Vice President
and Secretary, T. Rowe Price Global Asset
Management Limited and T. Rowe Price Global
Investment Services Limited

Frances Dydasco (1966)	Vice President, T. Rowe Price Group, Inc., and
Executive Vice President, International Funds	T. Rowe Price International, Inc.

Mark J.T. Edwards (1957)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Henry M. Ellenbogen (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Roger L. Fiery III, CPA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer, International Funds	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Trust Company

M. Campbell Gunn (1956)	Vice President, T. Rowe Price Global Investment
Vice President, International Funds	Services Limited, T. Rowe Price Group, Inc., and
T. Rowe Price International, Inc.

Henry H. Hopkins (1942)	Director and Vice President, T. Rowe Price
Vice President, International Funds	Investment Services, Inc., T. Rowe Price Services,
Inc., and T. Rowe Price Trust Company; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, Inc., and
T. Rowe Price Retirement Plan Services, Inc.

Kris H. Jenner, M.D., D. Phil. (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Ian D. Kelson (1956)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

John D. Linehan, CFA (1965)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary, International Funds	T. Rowe Price Investment Services, Inc.

Anh Lu (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Raymond A. Mills, Ph.D., CFA (1960)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price International, Inc.

Philip A. Nestico (1976)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Charles M. Ober, CFA (1950)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

David Oestreicher (1967)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Global Asset Management Limited, T. Rowe Price
Global Investment Services Limited, T. Rowe
Price Group, Inc., T. Rowe Price International,
Inc., T. Rowe Price Investment Services, Inc.,
and T. Rowe Price Trust Company

Gonzalo Pángaro, CFA (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Christopher J. Rothery (1963)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Robert W. Sharps, CFA, CPA (1971)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Robert W. Smith (1961)	Vice President, T. Rowe Price, T. Rowe Price
Executive Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Dean Tenerelli (1964)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Justin Thomson (1968)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President, International Funds

David J.L. Warren (1957)	Director, T. Rowe Price, T. Rowe Price Global
President, International Funds	Asset Management Limited, and T. Rowe Price
Global Investment Services Limited; Vice
President, T. Rowe Price Group, Inc.; Chief
Executive Officer, Director, and President,
T. Rowe Price International, Inc.

William F. Wendler II, CFA (1962)	Vice President, T. Rowe Price and T. Rowe Price
Vice President, International Funds	Group, Inc.

Richard T. Whitney, CFA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., T. Rowe Price International, Inc.,
and T. Rowe Price Trust Company

Edward A. Wiese, CFA (1959)	Vice President, T. Rowe Price, T. Rowe Price
Vice President, International Funds	Group, Inc., and T. Rowe Price Trust Company;
Chief Investment Officer, Director, and Vice
President, T. Rowe Price Savings Bank

Clive M. Williams (1961)	Vice President, T. Rowe Price Group, Inc., and
Vice President, International Funds	T. Rowe Price International, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least five years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Ms. Karen N. Horn qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Horn is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

    (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,531,000 and $1,200,000, respectively, and were less than the aggregate fees billed for those same periods by the registrant’s principal accountant for audit services rendered to the T. Rowe Price Funds.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 18, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	December 18, 2007

By	/s/ Joseph A. Carrier
Joseph A. Carrier
Principal Financial Officer

Date	December 18, 2007